EXHIBIT 10.19

(logo) LOCKTON 713 LCI

AVIATION

Policy Number AVNPE1200089 Insured Baltia Airlines Reinsured File Name Excess Aviation Liability Insurance For LPSO use For ILU use For LIRMA use

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
SUMS INSURED CONTINUED:
SITUATION:	As Primary Policy.
CONDITIONS:	Excess Aviation Liability Form A VN37B except as amended herein.

As Primary Policy.

A VN38B Nuclear Risks Exclusion Clause or equivalent as Primary.

A VN46B Noise and Pollution And Other Perils Exclusion Clause and writebacks as Primary.

Additional Insureds, Hold Harmless Agreements and other

contractual provisions included hereunder as more fully set forth in the Primary Policy. Contracts (Rights of Third Parties) Act 1999 Exclusion Clause AVN72.

Date Recognition Exclusion Clause A VN2000A. Date Recognition Limited Coverage Clause A VN2001A. Asbestos Exclusion Clause 2488 AGM 00003. Severability of Interest Clause 713NHG00417 Sanctions and Embargo Clause A VN111 All reference in any wording or clause to ''Aircraft" is amended to read "aircraft". All reference in any wordings or clauses to 'Vnderwriters" is amended to read "Insurers" and "Assured" is amended to read "Insured".

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089
PREMIUM (annual and pro-rata):
USD27,500 in full

TRIEA: APPLICABLE

Additional Premium in respect ofTRIEA:

Premium Allocation in respect of TRIEA coverage provided by AVN52E: %

Insurers hereon that are subject to TRIEA agree to allow the Slip Leader to quote premium and issue notice on their behalf if required

Cover Note/Policy to include U.S. Terrorism Risk Insurance Act of 2002 Not Purchased Clause LMA5092 in full ifTRIEA Not Purchased, or U.S. Terrorism Risk Insurance Act of2002 New and Renewal Business Endorsement LMA5091 in full if TRIEA Purchased

Final position if TRIEA applicable: NOT PURCHASED

NOTICE DATED ................................ .

Reporting and payment of US Federal Excise Tax in relation to this (re)insurance is the responsibility of each individual (re)insurer where PET is due for their share.

PAYMENT TERMS:	Premium payable in Full with 60 days of inception.
TAXES PAYABLE BY INSURED AND ADMINISTERED BY INSURERS:	None

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

INFORMATION
Primary Policy Number: Primary Insurers:	TBA MeadowBrook

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

INSURER'S LIABILITY (CONTINUED):	Where this contract permits, written lines, or certain written lines, may be adjusted ("signed"). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of a Lloyd's syndicate taken together) is referred to as a "signed line". The signed lines shown in the schedule will prevail over the written lines unless a proven error in calculation has occurred.

Although reference is made at various points in this clause to "this contract" in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

21/6/07
LMA3333

ORDER HEREON:	100% of Whole
BASIS OF WRITTEN LINES:	Percentage of Whole
SIGNING PROVISIONS:
In the event that the written lines hereon exceed 100% of the order, any lines written "to stand" will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% ofthe order without further agreement of any of the insurers However. (a) in the event that the placement of the order is not completed by the commencement date of the period of insurance then all lines written by that date will be signed in full; (b) the Insured may elect for the disproportionate signing ofinsurers' lines, without further specific agreement ofinsurers, provided that any such variation is made prior to the commencement date of the period ofinsurance, and that lines written "to standn may not be varied without the documented agreement of those insurers;

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Signed Line % Written Line% Kiln Aviation (anchor) KLN 510 100/ 3 6 1 1 7 H 1 3 NNNNNANN (initials) 8 1 3
In a co-insurance placement, following (re)insurets may, but are not obliged to, follow the premium charged by the lead (re)insuret.
(Re)insurers tnay not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Facultative Direct

CLAIMS AGREEMENT PARTIES (CONTINUED):

ii) Those companies that have specifically elected to agree claims in respect oftheir own participation.

. . . . . . . . . . . . . . . . .

iii) All other subscribing insurers that are not party to the Lloyd's/IUA claims agreement practices, each in respect oftheir own participation.

CLAIMS ADMINISTRATION:
Lockton Companies ILP and insurers agree that any claims hereunder (including any claims related costs/fees) will be notified and administered via the Electronic Claims File (ECF) with any payment(s) processed via CLASS, unless both parties agree to do otherwise.
RULES AND EXTENT OF ANY OTHER DELEGATED CLAIMS AUTHORITY:	None unless otherwise stated herein.
EXPERT(S) FEES COLLECTION:	In respect of Claims related experts Fees: Broker to collect fees.
SETTLEMENT DUE DATE:	60 days from inception.
BUREAUX ARRANGEMENTS:
Agree issue FDO signings hereon as required, but the Settlement Due Date shown above remain unaltered.

Where Settlement Due Date (SDD), Premium Payment Condition (PPC) OR Premium Payment Warranty falls on a weekend or public holiday, presentation to LPSO/XIS (Ins-Sure) or Insurer(s) hereon as applicable on the next working day will be deemed compliant with SDD, PPC or PPW. Where the PPC or PPW is later than the SDD, the SDD is automatically deemed updated to be the same as the PPC or PPW.

Insurers agree to accept/settle accounts at rate of exchange declared by

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(logo) LOCKTON	Policy Number AVNPE1200089 Insured / account Baltia Airlines Unique market reference number B0713AVNPE1200089

Facultative Direct

FISCAL AND REGULATORY
TAX PAYABLE BY INSURERS:	None
COUNTRY OF ORIGIN:	United States of America
OVERSEAS BROKER:	Aviation Risk Management Associates, Inc 377 W.Virginia Street Crystal Lake Illinois 60014 United States of America
U.S. CLASSIFICATION:	Non Regulated - MAT Exemption
ALLOCATION OF PREMIUM TO CODING:	L3
FSA CLIENT CLASSIFICATION:	Large Risk

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